UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2002



                      TEDA TECHNOLOGIES INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

          Nevada                     000-27543                      98-0204680
     (State or Other              (Commission File                (IRS Employer
     Jurisdiction of                   Number)                    Identification
     Incorporation)                                                   Number)

 Unit #10, 8980 Fraserwood Court, Burnaby, British Columbia, Canada, V5J 5H7
 (Address of principal executive offices)                           (Zip Code)

                                 (604) 438-3598
              (Registrant's telephone number, including area code)

Item 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

                                MOEN AND COMPANY
                              CHARTERED ACCOUNTANTS

PO Box 10129                                 Telephone:            (604)662-8899
1400 - 701 West Georgia Street               Fax:                  (604)662-8809
Vancouver, BC V7Y 1C6                        Email: moenandcompany@attcanada.net

--------------------------------------------------------------------------------

                          Independent Auditors' Report



We have audited the accompanying balance sheet of TianJin Wan Fang Teda Science and Technology Co. Ltd. as October 1, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of TainJin Wan Fang Teda Science and Technology Co Ltd. as of October 1, 2001, in conformity with United States generally accepted accounting principles.





                                                  "Moen and Company"

                                                  Chartered Accountants
Vancouver, Canada

April 3, 2002

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                                  Balance Sheet
                                 October 1, 2001
                           (Expressed in U.S. Dollars)


                                     Assets
Current Assets
   Cash and cash equivalents (Note 3)                             $    352,957
   Prepaid expenses                                                      7,732
                                                                    -----------
                                                                       360,689

Investment in Teda Pioneer Technologies Co. Ltd.,
    at equity (Note 5)                                                 288,721
Deferred costs                                                           1,539
                                                                    -----------

                                                                  $    650,949
                                                                    ===========
                      Liabilities and Stockholders' Equity

Current Liabilities

   Accounts payable                                               $          0
                                                                    -----------

Deferred Liability (Note 6)
   Deferred income                                                      62,839
                                                                    -----------

Stockholders' Equity (Note 7)

   Capital stock                                                       588,235
   Retained earnings                                                      (125)
                                                                    -----------
                                                                  $    588,110
                                                                    -----------
                                                                  $    650,949
                                                                    ===========

Approved on behalf of the Board

     "Zhou Jun"       , Director
----------------------

     "Chen Peng"      , Director
----------------------

            See Accompanying Notes and Independent Auditor's Report

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                               Statement of Income
 For the Period From Inception of Business on April 12, 2001 to October 1, 2001
                           (Expressed in U.S. Dollars)




Revenue                                                           $          0
Direct costs                                                                 0
                                                                    -----------
Gross profit                                                                 0
                                                                    -----------

General and Administration Costs
   Bank charges and interest                                               (15)
   Office costs                                                            140

                                                                    -----------
                                                                           125
                                                                    -----------
Net profit (loss) for the period                                  $       (125)
                                                                    ===========



   Basic and Diluted
     Profit per Share                                             $       0.00
                                                                    ===========


            See Accompanying Notes and Independent Auditor's Report

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                         Statements of Retained Earnings
 For the Period From Inception of Business on April 12, 2001 to October 1, 2001
                           (Expressed in U.S. Dollars)









Profit (loss) for the period                                     $      (125)
Retained earnings (deficit), beginning of period                           0
                                                                   ----------
Retained earnings (deficit), end of period                       $      (125)
                                                                   ==========





            See Accompanying Notes and Independent Auditor's Report

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.

                             Statement of Cash Flows
 For the Period From Inception of Business on April 12, 2001 to October 1, 2001
                           (Expressed in U.S. Dollars)






Cash derived from (applied to)

   Operating activities
     Net profit (loss) for the period                         $        (125)

                                                                ------------
                                                                       (125)

     Changes in non-cash working capital items
        Prepaid expenses (increase)                                  (7,732)
                                                                ------------
                                                                     (7,857)
                                                                ------------
   Financing activities
     Capital stock issued                                           588,235

                                                                ------------

   Investing activities
     Investment in Teda Pioneer Technologies Co. Ltd.              (225,882)
     Deferred costs                                                  (1,539)
                                                                ------------
                                                                   (227,421)
                                                                ------------

Cash and cash equivalents, Increase during the period               352,957

Cash and cash equivalents, beginning of period                            0
                                                                ------------
Cash and cash equivalents, end of period                      $     352,957
                                                                ============


            See Accompanying Notes and Independent Auditor's Report

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                        Statement of Stockholders' Equity
 For the Period From Inception of Business on April 12, 2001 to October 1, 2001
                           (Expressed in U.S. Dollars)

                                                                            Total         Retained           Total
                                                                           Capital        Earnings       Stockholders'
                                                                            Stock         (Deficit)         Equity
                                                                       --------------   -------------   ---------------
Capital Stock issued for cash: (see Note 7)
   Tian Jin East Ocean Transportation Ltd.
     April 10, 2001, RMB3,500,000                                    $       411,764                  $       411,764
   Tian Jin Development Region Hui Quan Industries
     Ltd. April 10, 2001, RMB1,000,000                                       117,647                          117,647
   Tian Jin Commercial and Technology
     Development Region Investment Ltd.
     April 12, 2001, RMB500,000                                               58,824                           58,824

Net Loss for period from inception of Business
   on April 12, 2001 to October 1, 2001                                                         (125)            (125)
                                                                       --------------   -------------   --------------

Balance, October 1, 2001                                             $       588,235  $         (125) $       588,110
                                                                       ==============   =============   ==============






            See Accompanying Notes and Independent Auditor's Report

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                          Notes to Financial Statements
                                 October 1, 2001

Note 1.    ORGANIZATION AND NATURE OF BUSINESS

           The Company was incorporated on April 12, 2001, in Tian Jin, China, as TianJin Wan Fang Teda Science and Technology Co Ltd.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Basis of presentation

           These financial statements have been prepared in accordance with Accounting Principles Generally Accepted in the United States ("USGAAP).

           Income Taxes

           Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. Up to October 1, 2001 deferred tax assets are reduced by a valuation reserve to nil due to uncertainty of applying tax losses brought forward. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

           Net profit per share

           The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilution effects on net loss per share are excluded.

           Disclosure about fair value of financial instruments

           The Company has financial instruments that are not held for trading purposes. The Company estimates that the fair value of all financial instruments at October 1, 2001 as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                          Notes to Financial Statements
                                 October 1, 2001

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

           Concentration of credit risk

           Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company limits its exposure to credit loss by placing its cash with high credit quality financial institutions. As at October 31, 2001, the Company has no off-balance sheet debt and the Company has no contingent liabilities.

           Foreign currency translation

           The functional currency of the Company is the United States
           Dollar.

           The assets, liabilities, and operations of the Company are expressed in the functional currency of the Company in United States Dollars.

           Monetary assets and liabilities are translated at the current rate of exchange.

           The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.

           The gain or loss on translation is reported as a separate component of stockholders' equity and not recognized in net income. Gains or losses on remeasurement are recognized in current net income.

           Gains or losses from foreign currency transactions are recognized in current net income.

           Fixed assets are measured at historical exchange rates that existed at the time of the transaction.

           Depreciation is recorded at historical exchange rates that existed at the time the underlying related asset was acquired.

           The effect of exchange rate changes on cash balances forms part of the reconciliation of change in cash and cash equivalents during the period.

           Revenue Recognition

           The Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) 101, Revenue Recognition in Financial Statements, in December 1999. The SAB summarizes certain of the SEC staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. During the current year, the Company performed a review of its revenue recognition policies and determined that it is in compliance with SAB 101.

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                          Notes to Financial Statements
                                 October 1, 2001

Note 3.    CASH

           The total for cash and equivalents at October 1, 2001, is represented by cash in a current bank account and short term investments.

Note 4.    PREPAID EXPENSES

           Prepaid expenses total US$7,732 (RMB65,726)

Note 5.    INVESTMENT IN TEDA PIONEER TECHNOLOGIES CO., LTD.

           As at May 31, 2001, the Company set up a joint venture company named Teda Pioneer Technologies Co. Ltd. in Tianjin China, of which, Tianjin Wan Fang Teda Science and Technology Co Ltd. invested $225,882 (Chinese Yuan 1,920,000) for a 48% unencumbered interest in the joint venture company. Carrying amount for the Investment in Teda Pioneer Technologies Co. Ltd. is in accordance with the equity method, and is comprised of the following:

               Cost                                         $        225,882
               Share of profit - 48% of  $130,915                     62,839
                                                            ----------------
               Equity balance, as at October 1, 2001        $        288,721
                                                            ================

           Yu Xun Chuang Xian Information Development Co. Ltd. owns 52% of the joint venture company by investing $244,706 (Chinese Yuan 2,080,000). The financial statements of Teda Pioneer Technologies Co. Ltd. are not consolidated in these financial statements. Detailed financial data of the JV company at October 1, 2001, is as follows:

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                          Notes to Financial Statements
                                 October 1, 2001


Note 5.  INVESTMENT IN TEDA PIONEER TECHNOLOGIES CO., LTD. (cont'd)


                       TEDA PIONEER TECHNOLOGIES CO. LTD.
                                 Balance Sheet
                                October 1, 2001
                          (Expressed in U.S. Dollars)
                                  (Unaudited)


                                     Assets

Current Assets
   Cash and cash equivalents                               $  477,997
   Prepaid expenses                                             4,765
   Accounts receivable, trade                                  37,324
   Inventories                                                 32,583
                                                           -----------
                                                              552,669
                                                           -----------

Deferred costs                                                 32,808
Less: accumulated depreciation                                 (3,990)
                                                           -----------
                                                               28,818
                                                           -----------

Fixed assets, at cost                                          37,946
Less: accumulated depreciation                                 (1,802)
                                                           -----------
                                                               36,144
                                                           -----------
                                                           $  617,631
                                                           ===========

                      Liabilities and Shareholders' Equity

Current Liabilities
   Accounts payable                                        $   15,109
   Advances from customers                                      1,018
                                                           -----------
                                                               16,127
                                                           -----------

Shareholders' Equity
   Capital stock                                              470,588
   Retained earnings                                          130,916
                                                           -----------
                                                              601,504
                                                           -----------
                                                           $  617,631
                                                           ===========

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                          Notes to Financial Statements
                                 October 1, 2001

Note 5.  INVESTMENT IN TEDA PIONEER TECHNOLOGIES CO., LTD. (cont'd)


                       TEDA PIONEER TECHNOLOGIES CO. LTD.
                              Statement of Income
  For the Period From Inception of Business on May 31, 2001 to October 1, 2001
                          (Expressed in U.S. Dollars)
                                  (Unaudited)




Revenue                                                    $  249,601
Direct Costs                                                   68,149
                                                           -----------

Gross Profit                                                  181,452
                                                           -----------

General and Administration Costs
   Amortization - Fixed assets                                  1,802
   Amortization - Deferred costs                                3,990
   Bank charges and interest - net                               (969)
   Office costs                                                19,138
   Travel and promotion                                         7,569
   Wages and benefits                                          19,006
                                                           -----------
                                                               50,536
                                                           -----------

Net profit for the period                                  $  130,916
                                                           ===========



                       TEDA PIONEER TECHNOLOGIES CO. LTD.
                        Statements of Retained Earnings
  For the Period From Inception of Business on May 31, 2001 to October 1, 2001
                          (Expressed in U.S. Dollars)
                                  (Unaudited)



Profit for the period                                      $  130,916

Retained earnings, beginning of period                             --
                                                           -----------

Retained earnings, end of period                           $  130,916
                                                           ===========

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                          Notes to Financial Statements
                                 October 1, 2001

Note 5.  INVESTMENT IN TEDA PIONEER TECHNOLOGIES CO., LTD. (cont'd)


                       TEDA PIONEER TECHNOLOGIES CO. LTD.
                            Statement of Cash Flows
  For the Period From Inception of Business on May 31, 2001 to October 1, 2001
                          (Expressed in U.S. Dollars)
                                  (Unaudited)


Cash derived from (applied to)

   Operating activities
      Net profit for the period                            $  130,916
      Less: non-cash items
        Amortization - fixed assets                             1,802
        Amortization - deferred costs                           3,990
                                                           -----------
                                                              136,708

   Changes in non-cash working capital items
      Accounts receivable (increase)                          (37,324)
      Prepaid expenses (increase)                              (4,765)
      Inventories (increase)                                  (32,583)
      Accounts payable increase                                15,109
      Advances from customers increase                          1,018
                                                           -----------
                                                               78,163
                                                           -----------
   Financing activities
      Capital stock issued                                    470,588
                                                           -----------
                                                              470,588
                                                           -----------

   Investing activities
      Fixed assets purchased                                  (37,946)
      Deferred costs                                          (32,808)
                                                           -----------
                                                              (70,754)
                                                           -----------

Cash and cash equivalents, Increase during the period         477,997

Cash and cash equivalents, beginning of period                     --
                                                           -----------

Cash and cash equivalents, end of period                   $  477,997
                                                           ===========


Note 6.    DEFERRED LIABILITY

           This deferred liability is represented by the share of profits in Teda Pioneer Technologies Co. Ltd. This amount is recorded as deferred income, due to uncertainty of realization, until such time as it received by payment in cash, at which time it will be recorded as income.

              TIANJIN WAN FANG TEDA SCIENCE AND TECHNOLOGY CO LTD.
                          Notes to Financial Statements
                                 October 1, 2001

Note 7.    CAPITAL STOCK

           The total amount of capital stock of USD$588,235 (RMB5,000,000) was initially issued as the follows:

                                                                                       Cash
                                                         Date Payment                 Capital
                                                         Received for      -------------------------------      % of
                        Name                             Capital Stock       (in RMB)         (in US$)      Capital Stock
-----------------------------------------------------  -----------------   --------------  ---------------  --------------
Tian Jin East Ocean Transportation Ltd.                 April 10, 2001          3,500,000  $       411,764             70%
Tian Jin Development Region Hui Quan
  Industries Ltd.                                       April 10, 2001          1,000,000          117,647             20%
                                                                           --------------  ---------------  --------------
                                                                                4,500,000          529,411             90%
Tian Jin Commercial and Technology
  Development Region Investment Ltd.                    April 12, 2001            500,000           58,824             10%
                                                                           --------------  ---------------  --------------
                       TOTAL                                                    5,000,000  $       588,235            100%
                                                                           ==============  ===============  ==============

           The total amount of USD$529,411 (RMB4,500,000) of capital stock is to be transferred to the parent company, Teda Technologies International, Inc. as of October 1, 2001.

                                MOEN AND COMPANY
                              CHARTERED ACCOUNTANTS

PO Box 10129
1400 IBM Tower                               Telephone:            (604)662-8899
701 West Georgia Street                      Fax:                  (604)662-8809
Vancouver, BC   V7Y 1C6
--------------------------------------------------------------------------------

               REPORT ON REVIEW OF PRO FORMA FINANCIAL INFORMATION

We have reviewed the pro forma adjustments reflecting the transaction described in Note A and the application of those adjustments to the historical amounts in the accompanying pro forma condensed consolidated balance sheet of Teda Technologies International, Inc. as of October 1, 2001, and the pro forma condensed consolidated statement of income for the period then ended. These historical condensed financial statements are derived from the historical unaudited financial statements of Teda Technologies International, Inc., which were reviewed by other accountants, and of Teda Technologies Inc., which were reviewed by us, appearing elsewhere herein. Such pro forma adjustments are based on management's assumptions as described in Note A. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the transaction occurred at an earlier date. However, the pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the abovementioned transaction described in Note A, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the October 1, 2001, and the pro forma condensed consolidated statement of income for the period then ended.



                                                      "Moen and Company"

                                                      Chartered Accountants
Vancouver, British Columbia, Canada
January 10, 2002

                            TEDA TECHNOLOGIES INTERNATIONAL, INC. AND SUBSIDIARY

                               Pro Forma Condensed Consolidated Balance Sheet
                                             October 1, 2001
                                        (Expressed in US Dollars)
                                               (Unaudited)
                                                             Teda
                                                          Technologies       Teda
                                                         International,   Technologies
                                                              Inc.            Inc.         Adjustment     Pro Forma
                                                         --------------  --------------  -------------- ---------------
Assets
Current Assets
    Cash and cash equivalents                            $          --   $     449,169                  $      449,169
    Prepaid expenses                                             5,000           7,732                          12,732
                                                           ------------   -------------                  --------------
Total Current Assets                                             5,000         456,901                         461,901
Investment in Teda Pioneer
    Technologies Co. Ltd., at equity                                --         288,721                         288,721
Deferred costs, less amortization                                   --           1,539                           1,539
                                                           ------------   -------------                  --------------
                                                         $       5,000   $     747,161                  $      752,161
                                                           ============   =============                  ==============

Liabilities and Shareholders' Equity

Current Liabilities

    Accounts payable and accrued liabilities             $       3,339  $           --                  $        3,339
    Due to related parties                                      28,007         122,863                         150,870
                                                           ------------   -------------                  --------------
Total Current Liabilities                                       31,346         122,863                         154,209
Minority interest in consolidated net assets                        --          55,124                          55,124
Deferred Liability
    Deferred income                                                 --          62,839                          62,839
                                                           ------------   -------------                  --------------
                                                                31,346         240,826                         272,172
                                                           ------------   -------------                  --------------
Shareholders' Equity
                                                                                                 1,570
    Capital stock - par value                                      100           1,087          (1,087)          1,670
                                                                                              (529,298)
    Additional paid in capital                                  37,572         529,298         493,768         531,340
    Retained earnings (Deficit)                                (64,018)        (24,050)         35,047         (53,021)
                                                           ------------   -------------                  --------------
                                                               (26,346)        506,335                         479,989
                                                           ------------   -------------                  --------------
                                                         $       5,000   $     747,161                  $      752,161
                                                           ============   =============                  ==============

Approved on behalf of the board:

      "Jun Zhuo"               , Director
-------------------------------

      "Peng Chen"              , Director
-------------------------------

      "Steve Dadson"           , Director
-------------------------------

      "Richard Wang"           , Director
-------------------------------

                            TEDA TECHNOLOGIES INTERNATIONAL, INC. AND SUBSIDIARY

                            Pro Forma Condensed Consolidated Statement of Income
                                  Three Months Ended September 30, 2001
                                        (Expressed in US Dollars)
                                               (Unaudited)
                                                            Teda
                                                         Technologies       Teda
                                                         International,  Technologies
                                                             Inc.             Inc.        Adjustment      Pro Forma
                                                         --------------  --------------  -------------- ---------------
Revenue
    Interest income                                      $          --             443                             443
                                                           ------------   -------------                   -------------
Costs and expenses
    Office costs                                                   140             140                             280
    Professional fees                                            3,382          19,982                          23,364
                                                           ------------   -------------                   -------------
                                                                 3,522          20,122                          23,644
                                                           ------------   -------------                   -------------

Net loss from operations                                        (3,522)        (19,679)                        (23,201)
Provision for income taxes (Note B)                                 --              --                              --
                                                           ------------   -------------                   -------------
Net income (loss)                                        $      (3,522)  $     (19,679)                 $      (23,201)
                                                           ============   =============                   =============


Basic and diluted earnings per common share                                                             $         0.00
                                                                                                          =============

Weighted average number of shares outstanding                                                               16,697,000
                                                                                                          =============

              TEDA TECHNOLOGIES INTERNATIONAL, INC. AND SUBSIDIARY
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)

Note A. The pro forma adjustments to the condensed consolidated balance sheet are as follows:

        To reflect the acquisition of Teda Technologies Inc. and the allocation of the purchase price of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and the net assets of Teda Technologies Inc. are as follows:

        Purchase price

             Issuance of 15, 697,000 common shares
                 at par value of $0.0001 per share                   $     1,570

        Stockholders' equity of Teda Technologies, Inc.
        at September 30, 2001                                            506,335
                                                                     -----------

        Additional paid in capital representing excess of net
             assets acquired over cost                               $   504,765
                                                                     ===========


Note B. Income Taxes

        The Company records its income taxes in accordance with Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes". The Company incurred net operating income during the period that did not exceed past net operating losses and as a result in the condensed financial statements there is a deferred tax asset, which is fully allowed for, therefore the net benefit and expense result in $Nil income taxes.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TEDA Technologies International Inc.



DATED: April 17, 2002                       /s/ Edwin Chen                     ,
                                            -----------------------------------
                                            Name: Edwin Chen
                                            Title: Vice President and Director